AMENDMENT NO. 4

to that certain
NOTE PURCHASE AGREEMENT
dated as of April 30, 1998

          This AMENDMENT NO. 4 (this "Amendment"), dated as of February 25, 2003, is by and between CONTAINER APPLICATIONS INTERNATIONAL, INC., a Nevada corporation (the "Company") and INTERPOOL, INC., a Delaware corporation ("Lender"). Capitalized terms used herein without definition shall have the respective meanings provided therefor in the Note Purchase Agreement referred to below.

          WHEREAS, the Company and the Lender are parties to that certain Note Purchase Agreement, dated as of April 30, 1998 (as amended, modified, supplemented or restated and in effect on the date hereof, the "Note Purchase Agreement"), pursuant to which the Lender, upon certain terms and conditions, has purchased a subordinated promissory note from the Company;

          WHEREAS, the Company has requested that the Lender amend certain of the terms and provisions of the Note Purchase Agreement as set forth herein; and

          WHEREAS, subject to the terms and provisions hereof the Lender has agreed to amend the Note Purchase Agreement as hereinafter provided.

          NOW THEREFORE, the parties hereto hereby agree as follows:

          §1. Amendments to Note Purchase Agreement. Subject to the consent of the Administrative Agent on behalf of the Lenders (as each such term is defined in the Bank Credit Agreement), the Note Purchase Agreement is hereby amended as follows:

           §1.1. Definitions. Section 1.1 of the Notc Purchase Agreement is amended as follows:

The definition of "Consolidated Total Debt Service" is hereby amended by deleting clause (c) of the first sentence of such definition and replacing it with the following new text: "consolidated rental expense for such period as determined in accordance with GAAP."

           §2. Representations and Warranties. The Company hereby represents and warrants to the Lender as follows:

           (a) Representations and Warranties in Note Purchase Agreement. The representations and warranties of the Company contained in the Note Purchase Agreement were true and correct in all material respects when made, and continue to be true and correct in all material respects on the date hereof, except to the extent that such representations expressly relate to an earlier date.

          (b) Authority, Etc. The execution and delivery by the Company of this Amendment and the other documents delivered in connection herewith (collectively, the "Amendment Documents") and the performance by the Company of all of its agreements and obligations under the Amendment Documents (i) are within the corporate authority of the Company, (ii) have been duly authorized by all necessary corporate proceedings by the Company, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Company is subject or any judgment, order, writ, injunction, license or permit applicable to the Company, (iv) do not conflict with any provision of the corporate charter or by-laws of, or any agreement or other instrument binding upon, the Company, and (v) do not require the approval or consent of, or filing with, any Person other than those already obtained.

          (c) Enforceability of Obligations. The Amendment Documents constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

          (d) No Default. Immediately prior to and after giving effect to this Amendment, no Default or Event of Default exists under the Note Purchase Agreement or any Ancillary Document.

           §3. Affirmation of Company. The Company hereby affirms its absolute and unconditional promise to pay to the Lender all amounts due under the Note and the Note Purchase Agreement, at the times and in the amounts provided for therein. The Company further affirms and agrees that (i) the obligations of the Company to the Lender under the Note Purchase Agreement as amended hereby are secured by and entitled to the benefits of the Security Agreement, and (iii) all references to the term "Note Purchase Agreement" in the Security Agreement shall hereafter refer to the Note Purchase Agreement as amended hereby.

           §4. Notice of Amendment to Bank Credit Agreement. The Lender acknowledges that it has received notice of the proposed Waiver and Amendment No. 2 to the Fifth Restated Revolving Credit Agreement (the "Credit Agreement Amendment") to be entered into by and among the Company, the Administrative Agent and the Lenders (as each such term is defined in the Bank Credit Agreement), as such notice is contemplated by Section 7.4 of the Note Purchase Agreement.

           §5. Miscellaneous Provisions.

(a) The amendment set forth in Section 1.1 shall be contingent upon the effectiveness of the Credit Agreement Amendment and (upon satisfaction of said contingency) shall be effective the date of the Credit Agreement Amendment.

          (b) Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Note Purchase Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Note Purchase Agrcement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Note Purchase Agreement shall be read and construed as one instrument. Nothing contained in this Amendment (i) shall be construed to imply a willingness on the part of the Lender to grant any similar or other future amendment of any of the terms and conditions of the Note Purchase Agreement and (ii) shall in any way prejudice, impair or effect any rights or remedies of the Lender under the Note Purchase Agreement.

          (c) THIS AMENDMENT SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF NEW YORK AND THE VALIDITY OF THIS AMENDMENT AND THE ENFORCEMENT HEREOF SHALL BE DETERMINED UNDER, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

          (d) This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforrernent hereof is sought.

          (e) Headings or captions used in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

(f) This Amendment shall constitute one of the Ancillary Documents referred to in the Note Purohase Agreement.

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          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as an agreement under seal as of the date first written above.

CONTAINER APPLICATIONS INTERNATIONAL, INC. By: Name: Title: INTERPOOL, INC. By: Name: Title:

          In accordance with paragraph 19(a) of the Subordination and Intercreditor Ageement, the undersigned, as Administrative Agent for the Lenders referred to in the Subordination and lntercreditor Agreement, hereby consents to the amendments contemplated by §1 of this Amendment.

FLEET NATIONAL BANK, as Administrative Agent for the Lenders By: Name: Victor Garcia Title: Managing Director